                                                                    Exhibit 10.1

                         FIFTH AMENDMENT AND WAIVER dated as of November 19, 1999 (this "Amendment"), to the Credit Agreement, dated
                                     ---------
                         as of September 29, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
                         Agreement"), among PSINET INC., a corporation organized
                         ---------
                         under the laws of the State of New York (the

                         "Borrower"), the several banks and other financial
                          --------
                         institutions and entities from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as
                                       -------
                         administrative agent (the "Administrative Agent") for
                                                    --------------------
                         the Lenders, Fleet National Bank, as syndication agent for the Lenders, and The Bank of New York as documentation agent for the Lenders.

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

     WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.  Defined Terms. Capitalized terms used and not defined herein shall
         --------------
have the meanings given to them in the Credit Agreement, as amended hereby.

     2.  Amendments to the Credit Agreement.
         ----------------------------------

          (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in its appropriate alphabetical order:

          "TNS Merger" means the merger of Transaction Network Services, Inc.
           ----------
          ("TNS") into a wholly-owned Subsidiary of the Borrower pursuant to the Agreement and Plan of Merger dated August 22, 1999 among the Borrower, PSINet Shelf I Inc. and TNS as amended by an amendment thereto dated October 14, 1999; provided that in connection therewith (i) the shareholders of TNS receive cash consideration not in excess of $355,000,000 and (ii) the outstanding Indebtedness of TNS assumed by the Borrower and the Subsidiaries does not exceed $70,000,000."

          (b) Section 6.04 of the Credit Agreement is hereby amended by deleting "and (iv)" therein and substituting the following therefor:

          "(iv) the TNS Merger may be consummated and (v)"

          (c) Section 6.05 of the Credit Agreement is hereby amended by deleting "and" at the end of clause (k) thereof and inserting the following before the period at the end of clause (l) thereof:

          "; (m) so long as both before and after giving effect thereto, the Borrower would be in pro forma compliance with the covenants set forth in Section 6.12, the TNS Merger"

     3. Waiver. The Lenders hereby expressly waive for a period of sixty days
        ------
from the date hereof any breach of and any rights or remedies in connection with any breach of the Credit Agreement as a result of the failure of the Loan Parties to pledge, as required by Section 5.13 of the Credit Agreement or otherwise, shares of capital stock or Indebtedness of Significant Subsidiaries which were formed or which became Significant Subsidiaries on or after January 1, 1999; provided, that (i) the Loan Parties shall use their reasonable efforts
         --------  ----
to promptly pledge such shares of capital stock and Indebtedness to the Collateral Agent and (ii) all such shares of capital stock and Indebtedness required to be pledged but for this waiver are pledged to the Collateral Agent within 60 days from the date hereof.

     4. No Other Amendments or Waivers; Confirmation. Except as expressly
        ---------------------------------------------
amended, waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     5. Representations and Warranties. The Borrower hereby represents and
        -------------------------------
warrants to the Administrative Agent and the Lenders as of the date hereof as follows:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

          (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

     6. Effectiveness. This Amendment shall become effective only upon the
        --------------
satisfaction in full of the following conditions precedent: The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower and the Required Lenders; and

     7. Expenses. The Borrower agrees to reimburse the Administrative Agent
        ---------
for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

     8.  Governing Law; Counterparts. (a) This Amendment and the rights and
         -----------------------------
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                         PSINET INC.

                              by
                                    /s/ Ed Postal
                                    ----------------
                                    Name:  Ed Postal
                                    Title: Chief Financial Officer


                         THE CHASE MANHATTAN BANK,
                         individually and as Administrative Agent,

                              by
                                    /s/ Tracey Navin Ewing
                                    -------------------------
                                    Name:  Tracey Navin Ewing
                                    Title: Vice President


                         FLEET NATIONAL BANK,
                         individually and as Syndication Agent,

                              by
                                    /s/ Christine Campanelli
                                    ---------------------------
                                    Name:  Christine Campanelli
                                    Title: Vice President


                         THE BANK OF NEW YORK,
                         individually and as Documentation Agent,

                              by
                                    /s/ Gerry Granovsky
                                    ----------------------
                                    Name:  Gerry Granovsky
                                    Title: Vice President


                         BANKBOSTON, N.A.,

                              by
                                    /s/ Michael Ashton
                                    ---------------------
                                    Name:  Michael Ashton
                                    Title: Vice President